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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                    08/04/98



                          REDOX TECHNOLOGY CORPORATION
                          (Formerly DCUSA Corporation)
             (Exact name of registrant as specified in its charter)




             Delaware                    33-22142              55-0681106
             --------                    --------              ----------
     (State of Jurisdiction of         (File Number)            (Federal
  incorporation or organization)                         Identification Number)





                 340 North Sam Houston Parkway East, Suite #250
                              Houston, Texas 77060
                             ----------------------
    (Address of principal Executive Offices and principal place of business)




                                 (281) 445-0020
              (Registrant's telephone number, including area code)


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                                 ITEMS REPORTED






ITEM 5.  OTHER EVENTS

        A press release regarding New Board Member Announcement was sent by facsimile transmission to various businesses and general news wire services. (See Exhibit 99.1)

ITEM 7.  FINANCIALS AND EXHIBITS

        (C)  Exhibits

               99.1 Press Release from REDOX Technology Corporation.


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                                   SIGNATURES


Pursuant of the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            REDOX TECHNOLOGY CORPORATION
                                            (Registrant)



DATE:     08/18/98                          By: /s/ Richard A. Szymanski
                                            ----------------------------
                                            Richard A. Szymanski
                                            President/Director


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                                INDEX TO EXHIBITS



        Exhibit Number         Description

               99.1            Press Release from REDOX Technology Corporation.